_______________________________________________________________________________

                           SCHEDULE 14A INFORMATION

                        Securities Exchange Act of 1934

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                                 First Bancorp
          ___________________________________________________________
               (Name of Registrant As Specified In Its Charter)

                                 First Bancorp
          ___________________________________________________________
                  (Name of Person(s) Filing Proxy Statement)

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                                 First Bancorp
                             341 North Main Street
                        Troy, North Carolina 27371-0508
                           Telephone (910) 576-6171
_______________________________________________________________________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD THURSDAY, APRIL 25, 1996
_______________________________________________________________________________

To Our Shareholders:

     The annual meeting of shareholders of First Bancorp (the "Company") will be held at the main office of First Bank, 341 North Main Street, Troy, North Carolina on Thursday, April 25, 1996 at 3:00 o'clock P.M. local time, for the purpose of considering and acting on the following matters:

     1. A proposal to elect thirteen (13) nominees to the Board of Directors to serve until the 1997 Annual Meeting of Shareholders, or until their successors are elected and qualified.

     2. A proposal to ratify the appointment of KPMG Peat Marwick LLP as the independent auditors of the Company for the current fiscal year.

     3. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Only shareholders of record as of the close of business on March 13, 1996 are entitled to notice of and to vote at the annual meeting and any adjournments thereof.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOUR PROXY WILL BE RETURNED TO YOU UPON REQUEST.

     The proxy statement accompanying this notice sets forth further information concerning the proposals to be considered at the annual meeting. You are urged to study this information carefully.

     The Annual Report of the Company is also enclosed.


                      By Order of the Board of Directors,

                                Anna G. Hollers
                                   Secretary

                                 First Bancorp
                             341 North Main Street
                        Troy, North Carolina 27371-0508
                           Telephone (910) 576-6171
_______________________________________________________________________________

                                PROXY STATEMENT
_______________________________________________________________________________

                                 INTRODUCTION

     This proxy statement is furnished to the shareholders of First Bancorp (hereinafter sometimes referred to as the "Company") by the board of directors in connection with the solicitation of proxies for use at the annual meeting of shareholders of the Company to be held on Thursday, April 25, 1996 at the main office of First Bank, 341 North Main Street, Troy, North Carolina, and at any adjournment or adjournments thereof. Action will be taken at the annual meeting on the items described in this proxy statement and on any other business that properly comes before the meeting.

     This proxy statement and accompanying form of proxy are being mailed to shareholders on or about April 1, 1996.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY TO ENSURE THAT YOUR SHARES ARE VOTED AT THE MEETING.

     Any shareholder giving a proxy may revoke it at any time before a vote is taken (i) by duly executing a proxy bearing a later date; (ii) by executing a notice of revocation in a written instrument filed with the secretary of the Company; or (iii) by appearing at the meeting and notifying the secretary of the intention to vote in person. Unless a contrary choice is specified, all shares represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted as set forth in this proxy statement. In addition, the proxy confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other business that may properly come before the meeting.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's common stock entitled to vote is necessary to constitute a quorum at the annual meeting. If a quorum is not present or represented at the annual meeting, the shareholders present and entitled to vote have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified. A shareholder abstaining from the vote on a particular proposal will be counted as present for purposes of determining if a quorum is present, but will be counted as not having voted on the proposal in question.

     The Company will bear the entire cost of preparing this proxy statement and of soliciting proxies. Proxies may be solicited by employees of the Company, either personally, by special letter, or by telephone. The Company also will request brokers and others to send solicitation material to beneficial owners of stock and will reimburse them for this purpose.

                               VOTING SECURITIES

     Only shareholders of record as of the close of business on March 13, 1996 will be entitled to vote at the annual meeting or any adjournment or adjournments thereof. The number of outstanding shares entitled to vote at the shareholders meeting is 1,507,085.

     Shareholders are entitled to one vote for each share of the Company's common stock. With respect to the election of directors, shareholders have the right under North Carolina law to call for cumulative voting. Cumulative voting will be in effect only if a shareholder or proxyholder announces at the annual meeting before the election of directors that he intends to vote cumulatively. When cumulative voting is in effect, every shareholder may vote his shares for as many persons as there are directors to be elected or he may cumulate such votes by giving one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of his shares, or distribute his total votes on the same principle among the candidates as he chooses.

     The following table sets forth the number and percentage of outstanding shares of the Company's common stock beneficially owned by (i) each person known by the Company to own more than 5% of the outstanding common stock and
(ii) all officers and directors of the Company as a group, as of January 31, 1996.

                  TABLE OF PRINCIPAL HOLDERS OF COMMON STOCK
                                                               Common Stock
                                                         Beneficially Owned (1)
                                                           ____________________
                              Name and Address                          Percent
   Title of Class            of Beneficial Owner             Shares    of Class
____________________         ___________________           ___________  _______
Common stock, $5 par         George R. Perkins, Jr.        121,883         8.09%
                             P.O. Box 525
                             Sanford, NC  27331
Common stock, $5 par         John C. Willis                125,735 (2)     8.34%
                             626 E. Main Street
                             Troy, NC 27371
Common stock, $5 par         All nominees, directors       476,597        31.62%
                             and executive officers
                             as a group (18 persons)

___________________
[FN]
Notes:
(1) Unless otherwise indicated, each individual has sole voting and investment power with respect to all shares beneficially owned by such individual. Also included are shares subject to options (exercisable as of January 31, 1996 or within 60 days after January 31, 1996) granted under the Company's stock option plan.
(2) Includes 66,550 shares held by his spouse, 10,934 shares held by his sons, 5,466 shares held by his daughter and exercisable options to purchase 1,000 shares.

                      PROPOSAL 1 - ELECTION OF DIRECTORS

     The number of directors constituting the board of directors has been fixed at thirteen (13) pursuant to the Company's bylaws.

     In the absence of any specifications to the contrary, proxies will be voted for the election of all thirteen of the nominees listed in the table below by casting an equal number of votes for each such nominee. If, at or before the time of the meeting, any of the nominees listed below becomes unavailable for any reason, the proxyholders have the discretion to vote for a substitute nominee or nominees. The board currently knows of no reason why any of the nominees listed below is likely to become unavailable. If any shareholder announces his intention to vote his shares on a cumulative basis, the proxyholders may, in their discretion, vote the shares to which such proxy relates on a basis other than equally for each of the nominees named above and for less than all such nominees, but in such event, the proxyholders will cast such votes in a manner that would tend to elect the greatest number of such nominees (or any substitutes therefor in the case of unavailability) as the number of votes cast by them would permit.

NOMINEES AND EXECUTIVE OFFICERS

     The following table sets forth certain information as of January 31, 1996 with respect to the thirteen nominees for election to the board of directors and the executive officers of the Company (all of these persons may be contacted at 341 North Main Street, Troy, North Carolina 27371):

                   TABLE OF NOMINEES AND EXECUTIVE OFFICERS
                                                               Common Stock
                                                         Beneficially Owned (1)
                                                 Director  ____________________
                                                of Company  Number of   Percent
Name (Age)             Position With Company       Since     Shares    of Class
___________________ ____________________________ _________ ___________  _______
NOMINEES
James H. Garner (66)       President, Chief        1995      4,866 (2)     0.32%
                    Executive Officer and Director
John C. Willis (52)  Chairman, Board of Directors  1983    125,735 (3)     8.34%
Jack D. Briggs (56)          Director              1983     11,118 (4)     0.74%
David L. Burns (57)          Director              1988      7,992 (5)     0.53%
Jesse S. Capel (63)          Director              1983     35,368 (6)     2.35%
Jack L. Harper (74)          Director              1983     11,971 (7)     0.79%
George R. Perkins, Jr. (56)  Director               n/a    121,883 (7)     8.09%
G. T. Rabe, Jr. (71)         Director              1987      1,931 (8)     0.13%
John J. Russell (74)         Director              1983      5,132 (9)     0.34%
Edward T. Taws, Jr. (61)     Director              1986      9,086 (10)    0.60%
Frederick H. Taylor (56)     Director              1983     64,406 (11)    4.27%
John C. Wallace (75)         Director              1983     57,646 (12)    3.82%
A. Jordan Washburn (59)      Director              1995      1,421 (13)    0.09%

EXECUTIVE OFFICERS
James H. Garner (66)       President, Chief        1995      4,866 (2)     0.32%
                    Executive Officer and Director
Anna G. Hollers (44)   Executive Vice President     n/a      8,103 (14)    0.54%
                            and Secretary
David G. Grigg (45)     President of Montgomery     n/a      3,903 (15)    0.26%
                           Data Services, Inc.
Jerry M. Arnold (55)     Senior Vice President      n/a        826 (16)    0.05%
                       of Operations, First Bank
Kirby A. Tyndall (41)    Senior Vice President      n/a      3,834 (17)    0.25%
                      and Chief Financial Officer
Teresa M. Nixon (38)  Senior Vice President and     n/a      1,376 (18)    0.09%
                    Compliance Officer, First Bank

[FN]
___________________
Notes to Table of Nominees and Executive Officers:
(1) Unless otherwise indicated, each individual has sole voting and investment power with respect to all shares beneficially owned by such individual. The executive officers' reported shares in the 401(k) defined contribution plan represent an estimated number because the exact allocations are not available and any difference between the actual holdings and the estimates shown in this table would be immaterial and, in addition, all shares held in said plan are voted by the plan trustee and not by the shareholder for whom such shares are listed. Also included are shares subject to options (exercisable as of January 31, 1996 or within 60 days after January 31, 1996) granted under the Company's stock option plan.
(2) Includes 677 shares held in Company's 401(k) defined contribution plan, 2,589 shares held jointly with his spouse and exercisable options to purchase 1,600 shares.
(3) Includes 66,550 shares held by his spouse, 10,934 shares held by his sons, 5,466 shares held by his daughter and exercisable options to purchase 1,000 shares.
(4) Includes 147 shares held as custodian for his daughter, 6,465 shares held jointly with his spouse and exercisable options to purchase 1,000 shares.
(5) Includes 5,444 shares held by Mr. Burns' business interests and exercisable options to purchase 1,000 shares.
(6) Includes 12,368 shares held by Capel Industries of which Mr. Capel is principal owner and director and exercisable options to purchase 1,000 shares.
(7) Includes 2,453 shares held jointly with his spouse and exercisable options to purchase 1,000 shares.
(8) Includes 665 shares held by his spouse and exercisable options to purchase 1,000 shares.
(9) Includes 3,054 shares held by his spouse and exercisable options to purchase 500 shares.
(10) Includes 3,206 shares held by his spouse, 1,936 shares held by his son and exercisable options to purchase 1,000 shares.
(11) Includes 25,913 shares held by Mr. Taylor's business interests, 266 shares held by his spouse and exercisable options to purchase 1,000 shares.
(12)  Includes 1,308 shares held in Company's 401(k) defined contribution plan and exercisable options to purchase 500 shares.
(13)  Includes exercisable options to purchase 500 shares.
(14)  Includes 285 shares held jointly with her daughters, 1,519 shares held in the Company's 401(k) defined contribution plan, 400 shares held by her spouse and exercisable options to purchase 1,500 shares.
(15) Includes 52 shares held jointly with his daughters, 26 shares held jointly with his son, 176 shares held by his spouse, 2,128 shares held jointly with his spouse, 685 shares held in the Company's 401(k) defined contribution plan and exercisable options to purchase 500 shares.
(16) Includes 293 shares held in Company's 401(k) defined contribution plan and exercisable options to purchase 400 shares.
(17)  Includes 1,423 shares held in Company's 401(k) defined contribution plan and exercisable options to purchase 500 shares.
(18) Includes 776 shares held in Company's 401(k) defined contribution plan and exercisable options to purchase 600 shares.
___________________

Nominees

     James H. Garner became President and Chief Executive Officer and a director of the Company and First Bank in 1995 following the resignation of James A. Gunter. Mr. Garner has been employed by First Bank since 1969, serving as Executive Vice President from 1989 until 1995.

     John C. Willis is Chairman of the Board of Directors and has been a director of the Company since 1983 and a director of First Bank since 1980. Mr. Willis is a private investor in restaurant and real estate interests.

     Jack D. Briggs is President of Lanier Briggs, Inc., a funeral home business, and is also a retail furniture merchant. Mr. Briggs has been a director of the Company since 1983 and a director of First Bank since 1976.

     David L. Burns is President of Z. V. Pate, Inc., a holding company for agricultural, timber, restaurants and retail sales. Mr. Burns has been a director of the Company since 1988 and a director of First Bank since 1992.

     Jesse S. Capel is Executive Director of Capel, Inc., a rug manufacturer, importer and exporter. Mr. Capel has been a director of the Company since 1983 and a director of First Bank since 1959.

     Jack L. Harper was Executive Vice President of First Bank from 1947 through 1982, when he retired. Mr. Harper has been a director of the Company since 1983 and a director of First Bank since 1959.

     George R. Perkins, Jr. is President of Unifi, Inc.-Spun Yarn Division, a yarn manufacturer, and has served in such capacity since 1993. In addition, Mr. Perkins has served as a director of Unifi, Inc. (listed on the New York Stock Exchange) since 1993. In 1988, Mr. Perkins founded Pioneer Yarn Mills where he served as its President and Chief Executive Officer until it merged with Unifi, Inc. in 1993. Mr. Perkins has also served in the past as director of several publicly traded companies in the retail, banking and financial services industries as well as a college, a hospital and a trade association.

     G. T. Rabe, Jr. is President of Albemarle Oil Co., a distributor of petroleum products. Mr. Rabe has been a director of the Company since 1987 and a director of First Bank since 1992.

     John J. Russell is Chairman of Russell-Harvelle Hosiery Mill, Inc. Mr. Russell has been a director of the Company since 1983 and a director of First Bank since 1969.

     Edward T. Taws, Jr. is President of Fletcher Industries/Fletcher International, a manufacturer of textile machinery. Mr. Taws has been a director of the Company since 1986 and a director of First Bank since 1992.

     Frederick H. Taylor is President of Troy Lumber Company. Mr. Taylor has been a director of the Company since 1983 and a director of First Bank since 1978.

     John C. Wallace served as President and Chief Executive Officer of the Company from its formation in 1983 through January of 1993, when he retired, and as President of First Bank from 1961 until 1991. Mr. Wallace has been a director of the Company since 1983 and a director of First Bank since 1959.

     A. Jordan Washburn is a sales representative for Morrisette Paper Company, where he has been employed for 32 years. Mr. Washburn has been a director of the Company since 1995 and a director of First Bank since 1994.

Executive Officers

     In addition to Mr. Garner, the executive officers of the Company are as follows:

     Anna G. Hollers is Executive Vice President and Secretary of the Company and Executive Vice President and Secretary of First Bank. She has been employed by the Company since 1983 and by First Bank since 1972.

     David G. Grigg has served as President of Montgomery Data Services, Inc. since its formation in 1984. He was employed by First Bank from 1972 until 1984.

     Jerry M. Arnold is Senior Vice President - Operations of First Bank. He has been employed by First Bank since 1986.

     Kirby A. Tyndall is Senior Vice President and Chief Financial Officer of the Company and First Bank. He has been employed by the Company since 1989.

     Teresa C. Nixon is Senior Vice President - Loan Administration and Compliance of First Bank. She has been employed by First Bank since 1989.

BOARD COMMITTEES AND ATTENDANCE

Executive Committee

     The Executive Committee is authorized, between meetings of the board of directors, to perform all duties and exercise all authority of the board of directors, except those duties and authorities exclusively reserved to the board of directors by the Company's bylaws or by statute. The current members of the Committee are Mr. Briggs, Mr. Capel, Mr. Frye, Mr. Taylor, Mr. Wallace, Mr. Willis and Mr. Garner. The Executive Committee held 17 meetings during 1995.

Audit Committee

     The Audit Committee is responsible for reviewing and presenting to the board of directors information regarding the Company's policies and procedures with respect to auditing, accounting, internal accounting controls and financial reporting. The Committee meets with and reviews reports of the Company's internal auditor and independent public accountants and makes reports and recommendations to the board of directors. The current members of the Committee are Mr. Briggs, Mr. Burns, Mr. Capel and Mr. Willis. The Audit Committee held 7 meetings during 1995.

Compensation Committee

     The Compensation Committee is responsible for reviewing the compensation policies and benefit plans of the Company and for making recommendations regarding the compensation of its executive officers. The Committee also administers the Company's stock option plan. The current members of the Committee are Mr. Briggs, Mr. Rabe, Mr. Taws and Mr. Willis. The Compensation Committee held 5 meetings during 1995.

Long Range Planning Committee

     The role of the Long Range Planning Committee is to act upon strategic matters that involve the allocation of the Company's resources and the growth and marketability of the Company's products and services. The current members of the Committee are Mr. Briggs, Mr. Burns, Mr. Capel, Mr. Garner, Mr. Rabe, Mr. Taylor and Mr. Willis. The Long Range Planning Committee held 3 meetings during 1995.

Attendance

     The Board of Directors held 13 meetings during 1995. In 1995, all of the directors and nominees attended at least 75% of the aggregate of the meetings of the board of directors and the committees described above on which they served during the period they were directors and members of such committees.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation of Executive Officers

     Summary Table of Executive Compensation. The following table sets forth compensation paid by the Company in the forms specified therein for the years ended December 31, 1995, 1994 and 1993 to (i) the chief executive officer of the Company and (ii) the Company's other executive officers who earned in excess of $100,000 in salary and bonus during 1995.

                    SUMMARY TABLE OF EXECUTIVE COMPENSATION
                                          Long Term Compensation
                                       ____________________________
               Annual Compensation            Awards       Payouts
          ________________________________________________ ________
(a),(b)      (c)      (d)       (e)       (f)       (g)      (h)        (i)
Name,                         Other              Securities              All
Principal                     Annual  Restricted Underlying             Other
Position                      Compen-    Stock    Options/  LTIP       Compen-
& Year      Salary  Bonus(1)  sation    Award(s)    SARs   Payouts    sation(2)
             ($)      ($)       ($)       ($)      (# sh)    ($)         ($)
________  _________ __________________ _________ _________ ________   _________
James H. Garner, President & Chief Executive Officer
  1995   $ 101,217 $ 35,381 $      -  $      -         -  $     -     $   8,048
  1994      88,500   30,734        -         -      8,000       -         8,097
  1993      85,000   28,083        -         -         -        -         6,227
James A. Gunter, Former President & Chief Executive Officer
  1995   $ 105,333 $ 47,659 $      -  $      -         -  $     -     $ 217,338
  1994     110,165   59,744        -         -     12,000       -        11,953
  1993     109,583   54,012        -         -         -        -         6,199

___________________
[FN]
Notes:
(1) Amounts shown represent actual incentive cash bonuses paid during the year indicated.
(2) Amounts shown include Company contributions to the Company's defined contribution plan (the "Profit Sharing Plan") under Section 401(k) of the Internal Revenue Code that covers all Company employees and the value of certain split-dollar life insurance plan (the "Split-dollar Plan") premiums paid for the indicated executives, based on the term insurance value of such payments as calculated under the Internal Revenue Code P.S. 58 rates or those of the insurer, if higher. Amounts also include the accrued value of severance payments made or to be made to Mr. Gunter in connection with his resignation from the Company.

                                                  Defined   Split-       Sever-
                                                  Contri-   dollar        ance
                                                  bution   Insurance   Arrange-
                                                   Plan      Plan         ment
                                                 _________ ________   _________
          James H. Garner      1995             $   4,620 $  3,428           -
                               1994                 3,497    4,600           -
                               1993                 3,329    2,898           -
          James A. Gunter      1995             $   4,620 $  2,493    $ 210,225
                               1994                 4,925    7,028           -
                               1993                 4,066    2,133           -

Option/SAR Grants in Last Fiscal Year

     For the year ended December 31, 1995, no options or stock appreciation rights were granted to executive officers.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal
  Year-End Option/SAR Values

     Set forth below is information concerning the exercise of stock options during the fiscal year and year-end value of exercised options by the executive officers listed in the table above. No stock appreciation rights have been granted to the executive officers listed.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES
        (a)           (b)       (c)            (d)                 (e)
                                           Number of
                                           Securities           Value of
                                           Underlying          Unexercised
                     Shares                Unexercised         In-the-Money
                    Acquired             Options/SARs at     Options/SARs at
                       at                 FY-end (# sh)         FY-end ($)
                                       ___________________ ____________________
                    Exercise   Value     Exer-    Unexer-    Exer-      Unexer-
       Name          (# sh)  Realized   cisable   cisable   cisable     cisable
__________________  __________________ _________ _________ ________    ________
James H. Garner          -  $      -      1,600     6,400 $  6,800    $  27,200
James A. Gunter       2,400    12,600        -         -        -            -

Compensation of Directors

     Directors of the Company receive compensation of $200 per month during their terms of office, plus $125 for each monthly meeting attended. In addition, directors of First Bank receive $200 for each meeting attended. Such directors who serve on the Executive Committee, Audit Committee, Compensation Committee or Long Range Planning Committee receive $125 for each committee meeting attended. All the directors of the Company are members of First Bank board of directors.

     Non-employee directors of the Company also participate in the Company's Stock Option Plan. The non-employee director portion of the Stock Option Plan provides that on June 1 of each year for a five-year period that began June 1, 1994, each non-employee director of the Company receives an option to acquire 500 shares of the Company's Common Stock over a 10 year term at an exercise price equal to the average of the high and low sales prices of such stock on the date of grant. At December 31, 1995, eleven directors who were not employees of the Company held aggregate options to purchase 10,500 shares at exercise prices ranging from $20.00 to $21.75. Options to purchase 500 shares were exercised during 1995.

Certain Transactions

     Certain of the officers, directors and principal shareholders (and their associates) of the Company have deposit accounts and other transactions with First Bank, including loans in the ordinary course of business. All loans or other extensions of credit made by First Bank to officers, directors and principal shareholders of the Company and to associates of such persons were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with independent third parties and did not involve more than the normal risk of collectibility or present other unfavorable
features.   As of December 31, 1995, the aggregate principal amount of loans to officers, directors and principal shareholders of the Company and to associates of such persons was approximately $2,316,000. The Company expects to continue to enter into transactions in the ordinary course of business on similar terms with officers, directors and principal shareholders (and their associates) of the Company.

Reports of Securities Ownership

      Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's common stock are required to report their ownership of the Company's common stock and any changes in that ownership to the Securities and Exchange Commission and the National Association of Securities Dealers Automated Quotation System. Specific due dates for these reports have been established, and the Company is required to report in this proxy statement any failure to file by these dates during 1995. All of these filing requirements were satisfied by the Company's directors and officers and ten percent holders during 1995, except that the Annual Statements of Changes in Beneficial Ownership on Form 5 for each of the Company's directors and executive officers were filed one day after the required due date of such filings. In making these statements, the Company has relied on the written representations of its directors and officers and its ten percent holders and copies of the reports they have filed with the Commission.

     THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF ALL OF THE OUTSTANDING SHARES OF COMMON STOCK VOTING AT THE MEETING IS REQUIRED FOR APPROVAL OF THE PROPOSAL. THE BOARD OF DIRECTORS RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" PROPOSAL 1. PROXIES, UNLESS INDICATED TO THE CONTRARY, WILL BE VOTED "FOR" THE THIRTEEN NOMINEES LISTED ABOVE.

               PROPOSAL 2 - RATIFICATION OF INDEPENDENT AUDITORS

     Your directors and management recommend that the shareholders ratify the appointment of KPMG Peat Marwick LLP to serve as the independent auditors for the Company for the year ending December 31, 1996. KPMG Peat Marwick LLP has served as the independent auditors for the Company since April 1991 and has audited the Company's financial statements for each of the years in the three-year period ended December 31, 1995.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the annual meeting to respond to appropriate questions and will be given an opportunity to make any statement they consider appropriate.


     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2. PROXIES, UNLESS INDICATED TO THE CONTRARY, WILL BE VOTED "FOR" PROPOSAL 2.

                    SHAREHOLDER PROPOSALS FOR 1997 MEETING

     Shareholders may submit proposals appropriate for shareholder action at the Company's annual meeting consistent with the regulations of the Securities and Exchange Commission. For proposals to be considered for inclusion in the proxy statement for the 1997 annual meeting, they must be received by the Company no later than December 25, 1996. Such proposals should be directed to First Bancorp, Attn.: Anna G. Hollers, 341 North Main Street, Troy, North Carolina 27371-0508.


                      By Order of the Board of Directors,

                                Anna G. Hollers
                                   Secretary


                             ____________________

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED, AND TO EACH PERSON REPRESENTING THAT AS OF THE RECORD DATE FOR THE MEETING HE OR SHE WAS A BENEFICIAL OWNER OF SHARES ENTITLED TO BE VOTED AT THE MEETING, ON WRITTEN REQUEST, A COPY OF THE COMPANY'S 1995 ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT EXCLUDING EXHIBITS. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO:




                                 First Bancorp
                          ATTENTION:  ANNA G. HOLLERS
                             341 North Main Street
                        Troy, North Carolina 27371-0508

                             ____________________

                                 First Bancorp
         This Proxy is Solicited on Behalf of the Board of Directors.

SAMPLE PROXY                                                       SAMPLE PROXY

     The undersigned hereby appoints James H. Garner and Anna G. Hollers, and each of them, attorneys and proxies with full power of substitution, to act and vote as designated below the shares of common stock of First Bancorp held of record by the undersigned on March 13, 1996, at the annual meeting of shareholders to be held on April 25, 1996, or any adjournment or adjournments thereof.

1. PROPOSAL to elect thirteen (13) nominees to the Board of Directors to serve until the 1997 Annual Meeting of Shareholders, or until their successors are elected and qualified.
     [_]  FOR the 13 nominees            [_]  WITHHOLD AUTHORITY
          listed below (except as             to vote for the 13
          marked to the contrary              nominees listed below.
          below).
          (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
           INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE
           NOMINEE'S NAME IN THE LIST BELOW.)
          Jack D. Briggs       George R. Perkins, Jr.      John C. Wallace
          David L. Burns       G. T. Rabe, Jr.             A. Jordan Washburn
          Jesse S. Capel       John J. Russell             John C. Willis
          James H. Garner      Edward T. Taws, Jr.
          Jack L. Harper       Frederick H. Taylor

2. PROPOSAL to ratify the appointment of KPMG Peat Marwick LLP as the independent auditors of the Company for the current fiscal year.
     [_]  FOR                  [_]  AGAINST                [_]  ABSTAIN

3. In their discretion, the proxies are authorized to vote on any other business that may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSALS 1 AND 2. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY OF THE NOMINEES LISTED ABOVE HAS BECOME UNAVAILABLE FOR ANY REASON, THE PROXIES HAVE THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE OR NOMINEES.

PLEASE MARK,        (Please sign exactly as the name appears on this proxy.
SIGN, DATE AND      If signing as attorney, administrator, executor, guardian
RETURN PROMPTLY     or trustee, please give title as such.  If a corporation,
IN THE ENVELOPE     please sign in full corporate name by the President or
PROVIDED.           other authorized officers.  If a partnership, please sign
                    in partnership name by authorized person.)
IF YOU ATTEND
THE MEETING, YOU    ____________________________ ____________________________
MAY WITHDRAW        Signature                    Signature if jointly held
YOUR PROXY AND
VOTE IN PERSON.               Dated ______________________________, 1996